LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Debt Disclosure [Abstract]
2025	$ 1,221,622
2026	500,129
2027	1,108,305
2028	1,350,000
2029	2,250,129
Over 2029	750,000
Total long-term debt	$ 7,180,185	$ 7,499,771